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                                                            EXHIBIT 99(a)(1)(G)



                           2001 STOCK OPTION EXCHANGE

                                     PROGRAM

                           REPEATER TECHNOLOGIES, INC.
                                NOVEMBER 28, 2001

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TODAY'S TOPICS
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-       WHY WE'RE HERE

-       STOCK OPTION EXCHANGE PROGRAM

                -       HIGHLIGHTS

                -       IMPACT ON ELIGIBLE OPTIONS

-       HOW TO PARTICIPATE

-       THINGS TO CONSIDER/RISKS

-       KEY DATE


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WHY WE'RE HERE
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WE'RE HERE TODAY TO

        -       ADDRESS THE DECLINE IN VALUE OF STOCK OPTIONS

        -       DISCUSS OUR OFFER AND ITS IMPACT

        -       REVIEW THE PROCESS TO PARTICIPATE

        -       TELL YOU HOW TO GET YOUR QUESTIONS ANSWERED



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THE SOLUTION
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2001 STOCK OPTION EXCHANGE PROGRAM

REPEATER IS OFFERING ELIGIBLE EMPLOYEES AND DIRECTORS THE OPPORTUNITY TO EXCHANGE THEIR OPTIONS WITH EXERCISE PRICES GREATER THAN $0.30 FOR REPLACEMENT OPTIONS




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OPTION EXCHANGE PROGRAM OVERVIEW
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-       VOLUNTARY STOCK OPTION EXCHANGE

        -       CANCEL OPTIONS ON DECEMBER 28, 2001 AND RECEIVE:

                -       REPLACEMENT OPTIONS ON DECEMBER 28, 2001

- APPLIES TO ANY OPTION GRANTED TO EMPLOYEES AND DIRECTORS UNDER THE 1990 INCENTIVE STOCK PLAN OR 2000 EQUITY INCENTIVE PLAN WITH AN EXERCISE PRICE GREATER THAN $0.30



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OPTION EXCHANGE PROGRAM OVERVIEW
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-       REPLACEMENT OPTION TERMS

        -       EXERCISE PRICE WILL BE SET ON DECEMBER 27, 2001

        - TOTAL NUMBER OF SHARES SUBJECT TO REPLACEMENT OPTIONS WILL EQUAL TOTAL NUMBER OF SHARES SUBJECT TO CANCELLED OPTIONS

        - 1/12TH OF THE SHARES SUBJECT TO THE REPLACEMENT OPTIONS WILL VEST ONE MONTH AFTER THE DATE OF GRANT AND 1/12TH OF THE SHARES WILL VEST AT THE END OF EACH MONTH THEREAFTER. REPLACEMENT OPTIONS WILL BE 100% VESTED ONE YEAR FROM GRANT.

        - TERM OF 18 MONTHS FROM DATE OF GRANT. REPLACEMENT OPTIONS WILL TERMINATE 18 MONTHS FROM DATE OF GRANT.

        -       NONQUALIFIED STOCK OPTIONS

- OPTIONS ISSUED UNDER THE 1990 INCENTIVE STOCK PLAN AND 2000 EQUITY INCENTIVE PLAN WILL BE REPLACED WITH REPLACEMENT OPTIONS ISSUED UNDER THE 2000 EQUITY INCENTIVE PLAN

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ELIGIBILITY
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-       ANY EMPLOYEE OR DIRECTOR HOLDING ELIGIBLE OPTIONS

        - MUST BE EMPLOYED OR SERVING AS A DIRECTOR ON THE OPTION CANCELLATION DATE (DECEMBER 28, 2001) TO BE ELIGIBLE TO EXCHANGE OPTIONS AND RECEIVE A REPLACEMENT OPTION


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NONQUALIFIED STOCK OPTIONS
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-       NO TAX ON GRANT

-       ORDINARY INCOME REALIZED ON SPREAD AT EXERCISE

        -       W-2 INCOME, SUBJECT TO INCOME AND EMPLOYMENT TAX WITHHOLDING

        - "SPREAD AT EXERCISE" IS THE DIFFERENCE BETWEEN THE FAIR MARKET VALUE OF THE STOCK ON THE DATE OF EXERCISE AND THE EXERCISE PRICE OF THE OPTION

- CAPITAL GAIN REALIZED ON SALE - DIFFERENCE BETWEEN SALE PRICE AND FAIR MARKET VALUE ON DATE OF EXERCISE

        -       LONG-TERM CAPITAL GAIN IF SHARES ARE HELD MORE THAN ONE YEAR


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NONQUALIFIED STOCK OPTIONS
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-       EXAMPLE

        - REPEATER GRANTS EMPLOYEE NONQUALIFIED STOCK OPTION TO PURCHASE 10 SHARES OF REPEATER COMMON STOCK FOR $0.50 PER SHARE ON DECEMBER 28, 2001. OPTION FULLY VESTED ON DECEMBER 28, 2002. EMPLOYEE EXERCISES OPTION ON DECEMBER 29, 2002 WHEN STOCK IS WORTH $1.00 AND SELLS STOCK ON DECEMBER 31, 2003 FOR $2.00.

        -       NO TAX ON GRANT

        -       ORDINARY INCOME TAX ON EXERCISE

                - $5 (FMV ON DATE OF EXERCISE OF $1 PER SHARE MINUS EXERCISE PRICE OF $0.50 PER SHARE)

        -       LONG-TERM CAPITAL GAIN TAX ON SALE

                -  $10 (SALES PRICE OF $20 MINUS FMV ON DATE OF EXERCISE OF
                   $10)




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HOW THE EXCHANGE PROGRAM WORKS
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-       EMPLOYEES MUST MAKE ELECTION TO EXCHANGE OPTIONS BEFORE 5:00 P.M. PST ON
        DECEMBER 28, 2001

        -       THIS IS THE OPTION CANCELLATION DATE

-       REPLACEMENT OPTIONS WILL BE GRANTED ON DECEMBER 28, 2001



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EXAMPLE
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-       JASON'S HIRE DATE: DECEMBER 8, 2000

- HIS ORIGINAL STOCK OPTION: 1,000 SHARES AT $2.25/SHARE WITH A 48-MONTH VESTING SCHEDULE AND A 10-YEAR TERM

-       HYPOTHETICAL STOCK PRICE ON OPTION CANCELLATION DATE: $0.50/SHARE

- REPLACEMENT OPTION: 1,000 SHARES AT $0.50/SHARE WITH A 12-MONTH VESTING SCHEDULE AND AN 18-MONTH TERM


         DECEMBER 8, 2000                          DECEMBER 28, 2001
                                              (OPTION CANCELLATION DATE)
        OPTION FOR 1,000
        SHARES GRANTED AT
          $2.25/SHARE                            DEC. 8, 2000 OPTION IS
                                                       CANCELLED

                                                 REPLACEMENT OPTION FOR
                                                 1,000 SHARES GRANTED AT
                                                       $0.50/SHARE

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VESTING -REPLACEMENT OPTIONS
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-       1/12TH OF THE SHARES SUBJECT TO THE REPLACEMENT OPTION WILL VEST ONE
        MONTH AFTER THE DATE OF GRANT AND 1/12TH OF THE SHARES WILL VEST AT THE END OF EACH MONTH THEREAFTER

-       ACCUMULATED VESTING FROM CANCELLED OPTION IS LOST

        -       REPLACEMENT OPTION IS NOT CREDITED WITH VESTING UNDER CANCELLED
                OPTION



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VESTING EXAMPLE
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-       ON DECEMBER 28, 2001, IN JASON'S EXAMPLE:

        -       REPLACEMENT OPTION FOR 1,000 SHARES GRANTED AT $0.50/SHARE
                - 1/12TH OF THE SHARES SUBJECT TO THE REPLACEMENT OPTION WILL VEST ONE MONTH AFTER THE DATE OF GRANT AND 1/12TH OF THE SHARES WILL VEST AT THE END OF EACH MONTH THEREAFTER



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HOW TO PARTICIPATE
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-       READ THE MATERIALS THAT WERE DISTRIBUTED BY REPEATER ON NOVEMBER 28,
        2001

- COMPLETE AND SUBMIT THE ELECTION FORM BEFORE THE OPTION CANCELLATION DATE, DECEMBER 28, 2001 AT 5:00 P.M. PST

        -       SUBMIT THE ELECTION FORM EVEN IF YOU'RE NOT EXCHANGING ANY
                OPTIONS

        - YOU MAY CHANGE YOUR ELECTION AS MANY TIMES AS YOU WANT UP TO THE DEADLINE

        - FAILURE TO MAKE AN ELECTION BEFORE THE DEADLINE RESULTS IN NO OPTION EXCHANGE

        -       YOU CAN'T CHANGE YOUR ELECTION AFTER THE DEADLINE



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THINGS TO CONSIDER
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-       IF YOU CHOOSE TO PARTICIPATE

        - YOUR REPLACEMENT OPTION WILL HAVE A 12-MONTH VESTING PERIOD BEGINNING ON THE DATE OF GRANT (DECEMBER 28, 2001)

        - THE PRICE OF YOUR REPLACEMENT OPTION WON'T BE KNOWN UNTIL THE DAY BEFORE THE DATE OF GRANT ON DECEMBER 28, 2001 (EXERCISE PRICE WILL BE SET EQUAL TO THE CLOSING PRICE OF REPEATER STOCK ON DECEMBER 27, 2001)



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THINGS TO CONSIDER/RISKS
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-       REPEATER EMPLOYEES AND MANAGEMENT CAN'T ADVISE YOU ON WHETHER OR NOT YOU
        SHOULD EXCHANGE YOUR OPTIONS

        -       PARTICIPATION IS SOLELY UP TO YOU

        -       PARTICIPATION IS VOLUNTARY

-       CHECK WITH YOUR FINANCIAL AND TAX ADVISORS

- WE CANNOT GUARANTEE THAT THE REPLACEMENT OPTIONS WILL HAVE A LOWER EXERCISE PRICE THAN THE CANCELLED OPTIONS!


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KEY DATE
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-       DECEMBER 28, 2001

        -       BEFORE 5:00 P.M. PST - DEADLINE FOR SUBMITTING ELECTION FORM

        -       5:00 P.M. PST IS THE OPTION CANCELLATION DATE

        -       GRANT DATE FOR REPLACEMENT OPTIONS




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QUESTIONS
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-       IF YOU HAVE QUESTIONS THAT HAVEN'T BEEN ANSWERED DURING THIS
        PRESENTATION, PLEASE REFER TO THE Q&A PAGES IN THE OFFER TO EXCHANGE AND THE SUMMARY OF TERMS

- IF YOU HAVE FURTHER QUESTIONS THAT CANNOT BE ANSWERED BY THE MATERIALS PROVIDED, CONTACT ELIF KUVVETLI OR TIM MARCOTTE